Segment Information	12 Months Ended
Jun. 30, 2024
Segment Information [Abstract]
Segment Information
22.	Segment Information

As disclosed in Note 2(ae), operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (“CODM”), or decision-making group, in deciding how to allocate resources and in assessing performance.

For the year ended June 30, 2024, the Group identified one more operating segment, consumer business. The Group now reports two reporting segments: 1) Learning service and others, 2) Consumer business. This change in segment reporting aligns with the manner in which the Group’s CODM currently receives and uses financial information to allocate resources and evaluate the performance of operating segments.

The CODM measures the performance of each segment primarily based on segment revenue and segment gross profit. The Group currently does not allocate operating expenses or assets to its segments, as its CODM does not use such information to allocate resources or evaluate the performance of the operating segments. This change in segment presentation does not affect consolidated balance sheets, consolidated statements of operations and comprehensive (loss)/income or consolidated statements of cash flows.

The Group retrospectively revised prior period segment information, to conform to current period presentation. The table below provides a summary of the Group’s segment results for the years ended June 30, 2023 and 2024.

	For the years ended June 30,
	2023	2024
	RMB	RMB

Revenues:
Learning service and others	3,076,565	3,621,370
Consumer business	4,816	173,961
Total revenues	3,081,381	3,795,331

Cost of revenue:
Learning service and others	(387,576)	(447,753)
Consumer business	(3,922)	(102,557)
Total cost of revenue	(391,498)	(550,310)

Gross profit:
Learning service and others	2,688,989	3,173,617
Consumer business	894	71,404
Total gross profit	2,689,883	3,245,021